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                                                                   EXHIBIT 10.20

                             MODIFICATION AGREEMENT

         This Modification Agreement dated this January 20, 2003 by and among The TJX Companies, Inc. (the "Corporation"), Boston Private Bank and Trust Company as trustee (the "Trustee") of The Richard and Clare Lesser 1998 Irrevocable Insurance Trust (the "Trust"), and Richard G. Lesser ("Executive").

         WHEREAS the Trust is the owner of the life insurance policies identified on Exhibit A to this Agreement (the "Policies"); and

         WHEREAS, by an agreement among the Corporation, the Trust and Executive dated as of March 1, 2000 (the "Prior Agreement"), (i) the Corporation agreed to pay specified premiums with respect to the Policies, (ii) Executive and the Trustees agreed that an amount equal to those premiums would be repaid to the Corporation in accordance with and subject to terms more fully set forth in the Prior Agreement, and (iii) the Trustees assigned the Policies to the Corporation as collateral to secure the Corporation's rights to repayment (the "Collateral Assignment"); and

         WHEREAS the parties hereto have determined that it is in their respective best interests to amend the Prior Agreement;

         NOW, THEREFORE, the parties hereto, intending to be bound hereby, agree as follows:

         1. Repayment and Termination. At a closing to be held on a mutually agreed date but in no event later than January 20, 2003 (the "Closing"), the following transactions shall occur simultaneously: (a) the Trust will pay to the Corporation $825,000 in immediately available funds; and (b) a mutual release in the form attached hereto as Exhibit B shall be executed and delivered by the parties specified therein. Upon the consummation of the Closing: (i) the Prior Agreement shall forthwith terminate; (ii) the Corporation shall be relieved of any obligation to make premium payments or payments of any kind with respect to the Policies; and (iii) the Corporation shall have no further right to any refund or death benefit payment from the Policies.

         2. Representations and Warranties of the Trustee. The Trustee represents to the Corporation that the following representations and warranties are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing:

                  2.1 Authority. The Trustee has the power and authority to execute and deliver this Agreement and to perform his respective obligations hereunder. All actions or proceedings to be taken by or on the part of the Trustee to authorize and permit the execution and delivery by the Trustee of this Agreement and the instruments required to be executed and delivered by Trustee pursuant hereto, the performance by the Trustee of its obligations hereunder, and the consummation by the Trustee of the transactions contemplated herein, have been duly and properly taken. This Agreement has been duly executed and delivered by the Trustee and constitutes the legal, valid and binding

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         obligation of the Trustee, enforceable against the Trustee in accordance with its terms and conditions.

                  2.2 Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Trustee or the Trust is subject or any provision of the Trust.

                  2.3 Beneficiaries. The persons named on Exhibit C (the "Beneficiaries") are the sole beneficiaries of the Trust.

         3. Representations and Warranties of Executive. Executive represents to the Corporation that the following representations and warranties are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing:

                  3.1 Authority. Executive has the power and authority to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement has been duly executed and delivered by Executive and constitutes his legal, valid and binding obligation, enforceable against him in accordance with its terms and conditions.

                  3.2 Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Executive is subject.

                  3.3 Beneficiaries. The Beneficiaries are the sole beneficiaries of the Trust.

         4. Representations and Warranties of the Corporation. The Corporation represents to the Trustee and Executive that the following representations and warranties are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing:

                  4.1 Authority. The Corporation has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder. All actions or proceedings to be taken by or on the part of the Corporation to authorize and permit the execution and delivery by the Corporation of this Agreement and the instruments required to be executed and delivered by Corporation pursuant hereto, the performance by Corporation of its obligations hereunder, and the consummation by Corporation of the transactions contemplated herein, have been duly and properly taken. This Agreement has been duly executed and delivered by the Corporation and constitutes the legal, valid and binding obligation of the Corporation, enforceable against it in accordance with its terms and conditions.

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                  4.2 Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Corporation is subject.

         5. Cooperation and Waiver. The Corporation agrees to cooperate with the Trustee in effectuating the release of the collateral assignment of the Policies.

         6. Indemnification. Executive hereby agree to indemnify, defend and hold harmless the Corporation and each of its directors and officers against and in respect of any liabilities arising out of or resulting from any claim by any trustee or beneficiary of the Trust with respect to this Agreement or any breach of any representation or warranty made by Executive or the Trustee herein. The indemnity given by Executive hereunder shall be in addition to, and not in lieu of, any and all other indemnities given by Executive with respect to the matters described herein or otherwise.

         7. Entire Agreement. The agreement of the parties that is comprised of this Agreement, the Exhibits hereto and the other documents referred to herein sets forth the entire agreement and understanding between the parties and supersedes any prior agreement or understanding, whether oral or written, relating to the subject matter of this Agreement.

         8. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and permissible assigns of the parties hereto. This Agreement and any rights hereunder shall not be assigned, hypothecated or otherwise transferred by any party hereto without the prior written consent of the other parties hereto.

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         9. Governing Law. Except to the extent federal law applies, this
Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and shall be deemed for all purposes to be an agreement under seal. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the Commonwealth of Massachusetts and of the United States of America located in the Commonwealth of Massachusetts for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby, and each of the parties hereto agrees not to commence any action, suit or proceeding relating hereto or thereto except in such courts. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby or thereby, in the courts of the Commonwealth of Massachusetts or the United States of America located in the Commonwealth of Massachusetts, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. In any action or suit to enforce any right or remedy under this Agreement or to interpret any provision of this Agreement, the prevailing party shall be entitled to recover its costs, including reasonable attorneys' fees.

         IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by its duly authorized officer, and the Trustee and Executive have each hereunto set their hands, all as of the date first above written.

                                             THE TJX COMPANIES, INC.

                                    By:      /s/  Donald G. Campbell
                                             ----------------------------------
                                             BOSTON PRIVATE BANK AND
                                             TRUST COMPANY, as Trustee of
                                             The Richard and Clare Lesser 1998
                                             Irrevocable Insurance Trust

                                    By:      /s/
                                             ________________________________

                                             /s/ Richard G. Lesser
                                             --------------------------------
                                               Richard G. Lesser

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